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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                JANUARY 19, 1999




                             UNITED MAGAZINE COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      Ohio
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-2675                                 31-0681050
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  (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NUMBER)


                        5131 Post Road, Dublin, OH 43017
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (614) 792-0777
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  Other Events

The Company filed Form12b-25 on January 04, 1999 to extend its Form 10-K filing date to January 19, 1999 for its fiscal year end October 03, 1998. At that time, the Company was not finished with its audit, including its assessment of SFAS 121 for realization of long-term assets. Since that date, the Company's auditors have completed their audit with the exception of the Company obtaining forebearance from its Bank relating to debt covenant violations. Also, since January 04, 1999, the Company has completed its impairment assessment and has concluded it will take a $70 million charge for goodwill impairment during fiscal 1998.

The Company anticipates resolving its banking issues in the next 10 to 15 business days and will file its Form 10-K at that time. The Company feels it is important to the readers of the financial statements to know the resolution of this banking matter and its impact on debt classification in evaluating the Company's performance and management's plan for the future.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITED MAGAZINE COMPANY
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                                                  (Registrant)


Date:  January 19, 1999              By:   /s/ John B. Calfee
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                                           John B. Calfee
                                           Chief Financial Officer